Exhibit (h)(6)

                                                                      SCHEDULE A


                        ZURICH SCUDDER INVESTMENTS, INC.

                   FEE INFORMATION FOR SERVICES PROVIDED UNDER
                        ADMINISTRATIVE SERVICES AGREEMENT

         As compensation for the services provided under this Administrative Services Agreement, the Administrator shall receive from the Fund, on behalf of the Series, the following Serieswide Administrative Fee, and from each Class the following Class Administrative Fee, each paid monthly based on average daily net assets of the Series or Class, as applicable, according to the following annualized fee schedule:

                       Serieswide Administrative Fee Rates
                       -----------------------------------

                      Dreman Funds                       0.09%
                      Emerging Market Funds              0.30%
                      Floating Rate Fund                 0.09%
                      Index Funds                        0.09%
                      International Funds                0.14%
                      Money Market Funds                 0.05%
                      Retirement Series Funds            0.20%
                      Specialty/Sector Funds             0.09%
                      Tax Free Funds                     0.05%
                      U.S. Income Funds                  0.09%
                      U.S. Large Cap Equity Funds        0.09%
                      U.S. Small Cap Equity Funds        0.09%

                         Class Administrative Fee Rates

                         ------------------------------

---------------------------------------------------------------------------------------------------------
Investment Category              Class A       Class B     Class C      Class AARP    Class S/M  Class I
---------------------------------------------------------------------------------------------------------
Dreman Funds                     0.260%        0.310%      0.285%       NA            NA           0.010%
---------------------------------------------------------------------------------------------------------
Emerging Market Funds            0.375%        0.425%      0.400%       0.350%        0.350%       NA
---------------------------------------------------------------------------------------------------------
Floating Rate Fund               0.135%        0.185%      0.160%       NA            NA           NA
---------------------------------------------------------------------------------------------------------
International Funds              0.260%        0.310%      0.285%       0.235%        0.235%       0.010%
---------------------------------------------------------------------------------------------------------
Index Funds                      0.260%        0.310%      0.385%       0.160%        0.160%       NA
---------------------------------------------------------------------------------------------------------
Money Market Funds               NA            NA          NA           0.350%        0.350%       NA
---------------------------------------------------------------------------------------------------------
Specialty / Sector Funds         0.285%        0.335%      0.310%       0.260%        0.260%       0.010%
---------------------------------------------------------------------------------------------------------
Tax Free Funds                   0.125%        0.175%      0.150%       0.100%        0.100%       NA
---------------------------------------------------------------------------------------------------------
U.S. Income Funds                0.235%        0.285%      0.260%       0.210%        0.210%       0.010%
---------------------------------------------------------------------------------------------------------
U.S. Large Cap Equity Funds      0.235%        0.285%      0.260%       0.210%        0.210%       0.010%
---------------------------------------------------------------------------------------------------------
U.S. Small Cap Equity Funds      0.385%        0.435%      0.410%       0.360%       0.360%        0.010%
---------------------------------------------------------------------------------------------------------

Dreman Funds
------------
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund

Emerging Market Funds
---------------------
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Gold Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund

Floating Rate Funds
-------------------
Scudder Floating Rate Fund

International Funds
-------------------
Global Discovery Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder New Europe Fund

Index Funds
-----------
Scudder S&P 500 Stock Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund

Money Market Funds
------------------
Scudder Cash Investment Trust
Scudder Money Market Series: Prime Reserve Shares and
     AARP Prime Reserve Class
Scudder U.S. Treasury Money Fund

Retirement Series Funds
-----------------------
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Retirement Fund - Series III
Scudder Retirement Fund - Series IV
Scudder Retirement Fund - Series V
Scudder Retirement Fund - Series VI
Scudder Retirement Fund - Series VII

Specialty/Sector Funds
----------------------
Scudder Health Care Fund
Scudder Technology Innovations Fund
Scudder Technology Fund
Scudder Worldwide 2004 Fund

Tax Free Funds
--------------
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax Free Fund
Scudder Medium Term Tax Free Fund
Scudder New York Tax-Free Income Fund
Scudder Tax Free Money Fund

U.S. Income Funds
-----------------
Scudder GNMA Fund
Scudder High Yield Bond Fund
Scudder High Yield Fund
Scudder Income Fund
Scudder Short Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

U.S. Large Cap Equity Funds
---------------------------
Scudder Balanced Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder Focus Growth Fund
Scudder Focus Value Plus Growth
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Research Fund
Scudder Total Return Fund

U.S. Small Cap Equity Funds
---------------------------
Scudder Aggressive Growth Fund
Scudder Development Fund
Scudder Small Capitalization Equity Fund
Scudder Small Company Stock Fund
Scudder Small Cap Value Fund
Scudder Small Company Value Fund
Scudder 21st Century Growth Fund

                  Class Administrative Fee Waivers - Permanent
                  --------------------------------------------

--------------------------------------------------------------------------------
Fund- Class                        Aggregate Gross   Permanent  Net Admin. Rate
                                     Admin. Rate      Waiver
--------------------------------------------------------------------------------
Scudder CA Tax Free-A                  0.175%         0.100%        0.075%
--------------------------------------------------------------------------------
Scudder CA Tax Free-B                  0.225%         0.100%        0.125%
--------------------------------------------------------------------------------
Scudder CA Tax Free-C                  0.200%         0.025%        0.175%
--------------------------------------------------------------------------------
Scudder FL Tax Free-A                  0.175%         0.075%        0.100%
--------------------------------------------------------------------------------
Scudder FL Tax Free-B                  0.225%         0.075%        0.150%
--------------------------------------------------------------------------------
Scudder FL Tax Free-C                  0.200%         0.075%        0.125%
--------------------------------------------------------------------------------
Scudder Growth-A                       0.325%         0.100%        0.225%
--------------------------------------------------------------------------------
Scudder Growth-C                       0.350%         0.025%        0.325%
--------------------------------------------------------------------------------
Scudder High Yield-A                   0.325%         0.125%        0.200%
--------------------------------------------------------------------------------
Scudder High Yield-B                   0.375%         0.100%        0.275%
--------------------------------------------------------------------------------
Scudder High Yield-C                   0.350%         0.075%        0.275%
--------------------------------------------------------------------------------
Scudder NY Tax Free-A                  0.175%         0.050%        0.125%
--------------------------------------------------------------------------------
Scudder NY Tax Free-B                  0.225%         0.050%        0.175%
--------------------------------------------------------------------------------
Scudder NY Tax Free-C                  0.200%         0.050%        0.150%
--------------------------------------------------------------------------------
Scudder Small Cap Equity-A             0.475%         0.100%        0.375%
--------------------------------------------------------------------------------
Scudder Small Cap Equity-C             0.500%         0.075%        0.425%
--------------------------------------------------------------------------------
Scudder Strategic Income-C             0.350%         0.150%        0.200%
--------------------------------------------------------------------------------
Scudder Technology-A                   0.375%         0.150%        0.225%
--------------------------------------------------------------------------------
Scudder Technology-C                   0.400%         0.075%        0.325%
--------------------------------------------------------------------------------
Scudder Total Return-A                 0.325%         0.100%        0.225%
--------------------------------------------------------------------------------
Scudder Total Return-C                 0.350%         0.050%        0.300%
--------------------------------------------------------------------------------
Scudder US Gov't Securities-A          0.325%         0.125%        0.200%
--------------------------------------------------------------------------------
Scudder US Gov't Securities-B          0.375%         0.125%        0.250%
--------------------------------------------------------------------------------
Scudder US Gov't Securities-C          0.350%         0.175%        0.175%
--------------------------------------------------------------------------------
Scudder Income-A                       0.325%         0.025%        0.300%
--------------------------------------------------------------------------------
Scudder Income-B                       0.375%         0.075%        0.300%
--------------------------------------------------------------------------------
Scudder Income-C                       0.350%         0.150%        0.200%
--------------------------------------------------------------------------------
Scudder Managed Municipal Bonds-A      0.175%         0.075%        0.100%
--------------------------------------------------------------------------------
Scudder Managed Municipal Bonds-B      0.225%         0.100%        0.125%
--------------------------------------------------------------------------------
Scudder Managed Municipal Bonds-C      0.200%         0.050%        0.150%
--------------------------------------------------------------------------------

                  Temporary^1 Class Administrative Fee Waivers
                  --------------------------------------------
--------------------------------------------------------------------------------
Fund- Class                       Aggregate      Permanent   Temporary  Net Rate
                                 Gross Rate       Waiver      Waiver
--------------------------------------------------------------------------------
Scudder-Dreman High Return-A      0.350%          NA          0.007%     0.343%
--------------------------------------------------------------------------------
Scudder Small Cap Equity-A        0.475%          0.100%      0.015%     0.360%
--------------------------------------------------------------------------------
Scudder US Gov't Securities-A     0.325%          0.125%      0.004%     0.196%
--------------------------------------------------------------------------------
Scudder Managed Muni Bonds-A      0.175%          0.075%      0.005%     0.095%
--------------------------------------------------------------------------------

Date: For use on or after July 1, 2001.


---------------------

^1 The temporary waiver of the Class Administrative Fee for Scudder-Dreman High Return Equity Fund, Class A, Scudder Small Capitalization Equity Fund, Class A, and Scudder U.S. Government Securities Fund, Class A, is effective July 1, 2001, for a one-year period. The temporary waiver of the Class Administrative Fee for Scudder Managed Municipal Bonds went into effect December 29, 2000 for a one-year period.

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